Summary of Significant Accounting Policies - Schedule of Capitalized and Debt Portion of AFUDC (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Public Utilities, Allowance for Funds Used During Construction, Net Increase [Abstract]
Debt portion	$ 1,228	$ 1,260	$ 1,129
Equity portion	1,995	2,274	1,943
AFUDC capitalized as part of utility plant	$ 3,223	$ 3,534	$ 3,072